                                                                   EXHIBIT 10.16


                      AMENDED AND RESTATED LEASE AGREEMENT



                LANDLORD:        UNIVERSITY RESEARCH PARK FACILITIES CORP.

                TENANT:          THIRD WAVE TECHNOLOGIES, INC.

                PROPERTY:        502 SOUTH ROSA ROAD
                                 MADISON, WISCONSIN

                DATE:            SEPTEMBER 1, 2001

                      AMENDED AND RESTATED LEASE AGREEMENT

                                                  TABLE OF CONTENTS
                                                                                                               PAGE
ARTICLE 1
PREMISES AND TERM...............................................................................................  1
         Section 1.1  Leased Premises...........................................................................  1
         Section 1.2  Term of Lease.............................................................................  2
         Section 1.3  Option to Extend Term.....................................................................  2
         Section 1.4  First Option To Lease Additional Buildings................................................  2
         Section 1.5  Security Deposit..........................................................................  3

ARTICLE 2
RENT............................................................................................................  3
         Section 2.1  Base Rent.................................................................................  3
         Section 2.2  Additional Rent...........................................................................  4
         Section 2.3  Past Due Rent.............................................................................  4
         Section 2.4  Real Estate Taxes.........................................................................  4

ARTICLE 3
INSTALLATIONS, REPAIRS AND MAINTENANCE OF LEASE PREMISES........................................................  5
         Section 3.1  Maintenance by Tenant.....................................................................  5
         Section 3.2  Maintenance by Landlord...................................................................  6
         Section 3.3  Exterior Signs............................................................................  6
         Section 3.4  Alterations, Changes and Installations by Tenant..........................................  7
         Section 3.5  Fixtures and Equipment....................................................................  7
         Section 3.6  Liens and Obligations.....................................................................  7

ARTICLE 4
CONDUCT OF BUSINESS.............................................................................................  8
         Section 4.1  Business Use..............................................................................  8
         Section 4.2  Utility Charges...........................................................................  8
         Section 4.3  Assignment or Subletting..................................................................  9
         Section 4.4  Rules and Regulations.....................................................................  9
         Section 4.5  ADA Compliance............................................................................. 9
         Section 4.6  Surrender................................................................................. 11

ARTICLE 5
COMMON USE AREAS AND FACILITIES................................................................................. 12
         Section 5.1  Common Area............................................................................... 12
         Section 5.2  Use of Common Area........................................................................ 13
         Section 5.3  Operation and Maintenance................................................................. 13
         Section 5.4  Preventing Public Rights.................................................................. 14
         Section 5.5  Charge for Common Area and Facilities..................................................... 14
         Section 5.6  Formula For Pro Rata Share................................................................ 14

         Section 5.7  Basis For Changes......................................................................... 15

ARTICLE 6
INSURANCE....................................................................................................... 15
         Section 6.1  Casualty Insurance........................................................................ 15
         Section 6.2  Public Liability Insurance................................................................ 16
         Section 6.3  Tenant's Contents......................................................................... 17
         Section 6.4  Increase in Fire Insurance................................................................ 17
         Section 6.5  Hold Harmless............................................................................. 17
         Section 6.6  Waiver of Subrogation..................................................................... 19

ARTICLE 7
DESTRUCTION OF LEASED PREMISES.................................................................................. 19
         Section 7.1  Destruction of Leased Premises............................................................ 19
         Section 7.2  Rebuilding by Landlord.................................................................... 20
         Section 7.3  Abatement of Rent Upon Destruction of Premises............................................ 20

ARTICLE 8
EFFECT OF CONDEMNATION.......................................................................................... 20
         Section 8.1  Total Condemnation........................................................................ 20
         Section 8.2  Partial Condemnation...................................................................... 20
         Section 8.3  Landlord's Damages........................................................................ 21
         Section 8.4  Tenant's Damages.......................................................................... 21

ARTICLE 9
REMEDIES........................................................................................................ 21
         Section 9.1  Events of Default by Tenant............................................................... 21
         Section 9.2  Re-Entry by Landlord...................................................................... 22
         Section 9.3  Right to Relet............................................................................ 22
         Section 9.4  Parties May Remedy Defaults............................................................... 23
         Section 9.5  Landlord's Remedies: Liquidated Damages................................................... 24
         Section 9.6  Expenses of Landlord...................................................................... 25
         Section 9.7  Waiver of Redemption...................................................................... 25
         Section 9.8  Defaults of Landlord...................................................................... 25
         Section 9.9  Rights Cumulative......................................................................... 26

ARTICLE 10
MISCELLANEOUS................................................................................................... 26
         Section 10.1  Subordination............................................................................ 26
         Section 10.2  Sale of Landlord's Interest.............................................................. 26
         Section 10.3  Offset Statement......................................................................... 28
         Section 10.4  Attornment............................................................................... 28
         Section 10.5  Recording................................................................................ 29
         Section 10.6  Excavations.............................................................................. 29
         Section 10.7  Access to Premises....................................................................... 29

         Section 10.8  Quiet Enjoyment.......................................................................... 30
         Section 10.9  Notices.................................................................................. 30
         Section 10.10  Holding Over............................................................................ 30
         Section 10.11  Consents by Landlord.................................................................... 30
         Section 10.12  Successors and Assigns.................................................................. 30
         Section 10.13  Governmental Regulations................................................................ 30
         Section 10.14  Certain Expenses of Landlord............................................................ 31
         Section 10.15  Force Majeure........................................................................... 31
         Section 10.16  General................................................................................. 31
         Section 10.17  Effect of Ground Lease.................................................................. 32

ARTICLE 11
ATTACHMENTS..................................................................................................... 33
         Section 11.1  Attachments.............................................................................. 33

                            UNIVERSITY RESEARCH PARK

                      AMENDED AND RESTATED LEASE AGREEMENT


         This Amended and Restated Lease is made as of September 1, 2001, by and between University Research Park Facilities Corp., a Wisconsin corporation (hereinafter referred to as "Landlord") and Third Wave Technologies, Inc., a Wisconsin corporation (hereinafter referred to as "Tenant") and amends and restates in its entirety the Lease dated April 1, 1997, by and between Landlord and Tenant, as amended (the "Lease").

                              W I T N E S S E T H :

         IT IS HEREBY AGREED, by and between the parties hereto, in consideration of the covenants and agreements set forth in this Lease, as follows:
                                    ARTICLE 1

                                PREMISES AND TERM

         SECTION 1.1 LEASED PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord on the terms and provisions and subject to the conditions hereinafter set forth in this Lease, the following described premises:
         502 South Rosa Road, Madison, Dane County, Wisconsin, (herein referred to as the "Leased Premises") consisting of approximately 94,726 square feet of space and all necessary parking, landscaped and common areas located in and around that certain building (the "Building") situated upon the property described in Exhibit A attached hereto (the property described in Exhibit A is referred to herein as the "Landlord's Property"). The location of the Building on Landlord's Property is indicated on the site plan attached hereto as Exhibit B.

         It is understood and acknowledged by both parties that Landlord, at the time of execution of this Lease, holds all or a portion of the Leased Premises as a tenant under a ground lease described in Section 10.17.

         SECTION 1.2 TERM OF LEASE. The term of this Lease ("the term") shall begin on September 1, 2001 ("the commencement date"). Subject to the provisions of Section 1.3 below, the term shall end at midnight on September 30, 2011.

         SECTION 1.3 OPTION TO EXTEND TERM. Tenant is hereby granted an option to extend the term of this Lease for three (3) five- (5) year periods, each such extended term to begin upon the expiration of the original term or prior extended term, as the case may be; and all terms, covenants and provisions of this Lease shall apply to the extended terms with the exception that after the exercise of such options Tenant shall not have any further options to extend. If Tenant elects to exercise any option to extend, Tenant shall do so only by giving Landlord notice in writing of its intention to do so not later than twelve (12) months prior to the expiration of the original term, or the then current extended term, as the case may be.

         SECTION 1.4 FIRST OPTION TO LEASE ADDITIONAL BUILDINGS. Similarly, Tenant shall have the first option to lease space in any buildings constructed on the Expansion Property. Construction of such additional buildings shall proceed on a schedule determined by Landlord. Prior to entering into any binding obligation to lease space in any building located on any part of the Expansion Property, Landlord shall first offer such space to Tenant in writing on Landlord's then current lease terms. Tenant shall have sixty (60) days to accept such offer; provided occupancy of any such additional building shall not be prior to December 31, 2002. Prior to entering into any binding obligation to lease space in any such additional buildings, Landlord shall first offer such space to Tenant in writing on Landlord's then current lease terms. Tenant shall have sixty (60) days to accept such offer. If Tenant does not accept such offer in writing within such time period, Tenant shall have no further rights with respect to the space thus offered. Landlord shall not be required to ground lease any part of the Expansion Property until Tenant has executed a lease with respect to any additional space in the buildings to be built thereon on Landlord's then current lease terms.

         SECTION 1.5 SECURITY DEPOSIT. Tenant has provided to Landlord an irrevocable letter of credit in the sum of issued by a financial institution and on a form acceptable to Landlord as security for the performance of the obligations hereof by Tenant. This letter of credit may provide for a reduction of the face amount on a schedule corresponding to the remaining amount of unpaid rent relating to additional improvements constructed by Landlord for Tenant's use and shall be released as of the end of the initial term of this Lease, provided Tenant is not then in default.

                                   ARTICLE 2

                                      RENT

         SECTION 2.1 BASE RENT. Tenant shall pay to Landlord at its office in Madison, Wisconsin, or such other place as Landlord may designate in writing, and without any deduction or offset whatsoever, as base rent, the following amounts on or in advance of the first day of each calendar month as shown on the rent schedule attached hereto as Exhibit C.

         If the term of this Lease does not commence on the first day of a calendar month, the base rent for such fractional month shall be computed pro rata on the basis of thirty (30) days per month and paid to Landlord on the first day of the next succeeding calendar month along with the rent for such succeeding month.

         SECTION 2.2 ADDITIONAL RENT. In addition to base rent, Tenant shall pay as part of the consideration for this Lease and as additional rent, hereinafter designated "additional rent," all additional amounts hereinafter provided for and the same shall be payable upon Landlord's demand except as otherwise expressly provided.

         SECTION 2.3 PAST DUE RENT. If Tenant shall fail to pay when due any base rent or additional rent and such amount shall not be paid within ten (10) days after the date when due, such unpaid amounts shall bear interest from the due date thereof to the date of payment at the rate of ten (10%) percent per annum or the prime interest rate then charged by the Firstar Bank Wisconsin or its successors or assigns, whichever is greater.

         SECTION 2.4 REAL ESTATE TAXES. Landlord shall pay all real estate taxes on Landlord's Property, including all general real estate taxes, personal property taxes on Landlord's Property and installments for special assessments arising during the term of the Lease. Tenant agrees to reimburse Landlord for Tenant's pro rata share of such taxes. Until substantial completion of additional buildings on the Expansion Property, Tenant's pro rata share of such taxes shall be 100%.

         Tenant's obligation for each tax described in this section shall be further prorated for the first year of this Lease between Landlord and Tenant as of the commencement date of this Lease.

         Along with Tenant's monthly rent, Tenant shall pay to Landlord an amount equal to one-twelfth (1/12) of its pro rata share of the estimated annual real estate taxes, personal property taxes and installments for special assessments for Landlord's Property. Such payment shall be applied by Landlord to the payment of the taxes on the Landlord's Property. Tenant shall be responsible for the prompt payment of its pro rata share of any deficiency so that all such taxes shall be paid before the same become delinquent. At the termination of this Lease, Tenant shall promptly pay Landlord for Tenant's pro rata share of the estimated taxes for that portion of the termination year during which the Lease is in effect. Such estimate shall be based upon the taxes for the preceding year.

         Tenant's pro rata share of taxes shall be adjusted from time to time as additional buildings are included in the Project as substantially completed described in Article 5 hereof.

                                   ARTICLE 3

            INSTALLATIONS, REPAIRS AND MAINTENANCE OF LEASE PREMISES


         SECTION 3.1 MAINTENANCE BY TENANT. Tenant shall at all times keep the Leased Premises and all tenant improvements, partitions, doors, fixtures, electrical and lighting fixtures, equipment and appurtenances thereof (including but not limited to lighting, electrical and plumbing equipment, fixtures and lines located outside the Leased Premises, but excluding such equipment, fixtures and lines to the extent they serve the entire Building or areas in addition to the Leased Premises) in good order, condition and repair, including periodic painting as determined by Landlord. If Tenant refuses or neglects to repair property as required hereunder and to the reasonable satisfaction of Landlord as soon as reasonably possible after written demand, Landlord may make such repairs without liability to Tenant for any loss or damage that may accrue to Tenant's property or to Tenant's business by reason thereof, and upon completion thereof, Tenant shall pay Landlord's costs for making such repairs plus twenty (20%) percent for overhead, upon presentation of bill therefor, as additional rent. When used in this paragraph, the term "repairs" shall include replacements and renewals when necessary and all such repairs shall be equal in quality and class of original work.

         SECTION 3.2 MAINTENANCE BY LANDLORD. Landlord shall keep foundations, exterior walls, roof and all other structural members, both interior and exterior, of the Leased Premises and all common areas in good repair and shall have access to the Leased Premises for such purpose, but Landlord shall not be required to make any such repairs which become necessary or desirable by reason of the negligence of Tenant, its agents, servants, employees or customers. Landlord shall also keep and maintain heating, ventilating, air conditioning, plumbing and electrical lines, fixtures and equipment (except those which are the responsibility of Tenant) and Landlord's cost therefor shall be reimbursed by Tenant along with common area charges pursuant to Section 5.5 below. When used in this paragraph, the term "repairs" shall include replacements and renewals when necessary and all such repairs shall be equal in quality and class of original work. Landlord shall not be required to make any such repairs which become necessary or desirable by reason of the negligence of Tenant, its agents, servants, employees or customers.

         SECTION 3.3 EXTERIOR SIGNS. All signs to be installed by Tenant shall be approved in advance in writing by the Design Review Board appointed by the Board of Regents of the University of Wisconsin System. All signs to be installed by Landlord shall be approved in advance in writing by the Design Review Board.

         Tenant shall remove all signs installed by Tenant at the termination of this Lease. Such installations and removals shall be made in such a manner as to avoid injury, defacement or any other damages to the buildings and improvements. The cost of repairing any damage to the building caused by the installation, removal, or maintenance of the sign shall be borne by the Tenant.

         The cost of all signs, other than those furnished by Landlord, including the installation, maintenance, and removal thereof, shall be the responsibility of the Tenant.

         SECTION 3.4 ALTERATIONS, CHANGES AND INSTALLATIONS BY TENANT. Tenant shall not make or cause to be made any alterations, additions or improvements to the Leased Premises, or cause to be installed any fixtures, interior or exterior lighting, plumbing equipment or mechanical equipment, without the prior written consent of Landlord.

         SECTION 3.5 FIXTURES AND EQUIPMENT. Subject to Section 3.4, Tenant may, at its own expense, furnish and install such equipment and business and trade fixtures in and on the Premises as may be necessary or desirable for Tenant's business. Any such equipment and fixtures shall remain the personal property of Tenant and may be removed by Tenant during or at the expiration of the term of this Lease provided Tenant shall repair damage caused by such removal and restore the Leased Premises to the condition existing prior to installation of such equipment or fixtures, reasonable wear and tear excepted.

         SECTION 3.6 LIENS AND OBLIGATIONS. Tenant agrees not to create or to permit others to create any lien or obligations against Landlord or the Leased Premises in making alterations, repairs or in installing materials, fixtures or equipment, agrees to cause any claim for such lien to be released, and further agrees to hold Landlord harmless from all claims and demands by any third party in any manner connected with such alterations, repairs or installations or with Tenant's occupancy for such purpose. Tenant shall comply with all laws and all directions, rules and regulations of all governmental regulatory bodies or officials having jurisdiction over such alterations, repairs or installations, except that Tenant shall not be required to comply with any laws, regulations or orders by governmental authority necessitating structural alterations, changes, repairs or additions, unless made necessary by the act or work performed by Tenant, in which case Tenant shall so comply, at its own expense, after first procuring the written consent of Landlord.


                                    ARTICLE 4

                               CONDUCT OF BUSINESS

         SECTION 4.1 BUSINESS USE. It is understood and agreed that the Leased Premises shall be used and occupied by Tenant as an office, laboratory and light manufacturing. Tenant shall not use the Leased Premises for any use not identified as a permitted use by any zoning ordinance or other governmental regulation relating to the Leased Premises or approved as a conditional use by the governmental bodies having zoning authority. No use shall be permitted, or acts done, which will cause a cancellation of any insurance policy covering the Leased Premises. Tenant shall not sell, permit to be kept, used or sold in or about the Leased Premises any article which may be prohibited by the standard form of fire insurance policy. In the event Tenant's use of the Leased Premises results in an increase in the cost of any insurance relating to the Landlord's Property, Tenant shall pay such additional cost to Landlord upon demand. Tenant shall comply with all applicable laws, ordinances, regulations and/or deed and plat restrictions affecting the use and occupancy of the Leased Premises. Tenant shall not commit, or permit to be committed, any waste or nuisance on the Leased Premises.

         SECTION 4.2 UTILITY CHARGES. Tenant shall be responsible for all charges for heat, water, gas, sewer, electricity or any other utility used or consumed in the Leased Premises including supplemental heating and charges for operation of heating, ventilating and air conditioning equipment. If Tenant is not the sole occupant of the Building and if utilities are not separately metered, utility costs shall be prorated on a reasonable basis. In no event shall Landlord be liable for an interruption or failure in the supply of any such utilities to the Leased Premises.

         SECTION 4.3 ASSIGNMENT OR SUBLETTING. Tenant agrees not to sell, assign, mortgage, pledge or in any manner transfer this Lease or any estate or interest thereunder and not to sublet the Leased Premises or any part or parts thereof without the prior written consent of Landlord in each instance which consent shall not be unreasonably withheld. Consent by Landlord to one assignment of this Lease or to one licensing or subletting of the Leased Premises shall not be a waiver of Landlord's rights hereunder as to subsequent assignment or subletting. Landlord's rights to assign this Lease are and shall remain unqualified.

         SECTION 4.4 RULES AND REGULATIONS. The rules and regulations appended to this Lease as Exhibit D are hereby made a part of this Lease, and Tenant agrees to comply with and observe the same. Tenant's failure to keep and observe said rules and regulations shall constitute a breach of the terms of this Lease in the manner as if the same were contained herein as covenants. Landlord reserves the right from time to time to amend or supplement said rules and regulations and to adopt and promulgate additional rules and regulations applicable to Leased Premises and the Expansion Property, provided that such additional rules and regulations do not unreasonably interfere with Tenant's use and enjoyment of the Leased Premises. Notice of such additional rules and regulations, and amendments and supplements, if any, shall be given to Tenant, and Tenant agrees thereupon to comply with and observe all such rules and regulations and amendments thereto and supplements thereof.

         SECTION 4.5 ADA COMPLIANCE. In the event the Building, or any portion thereof, shall be deemed a "public accommodation" under Title III of the Americans With Disabilities Act ("ADA",

42 U.S.C.Section 12181-12213, 47 U.S.C.Section 225,611) the responsibilities of Landlord with Tenant with respect to compliance with provisions of Title III of the ADA shall be as follows:

         (a) Initial Construction. Landlord hereby certifies that the common areas of the Building and all interior doorways (including door hardware), passageways, aisles, and exits as initially constructed, comply with the Accessibility Guidelines under the ADA.

         (b) Barrier Removal. Tenant shall be responsible for complying with the "barrier removal" provisions of the ADA with respect to the Leased Premises. In addition, to the extent such barrier removal would require actions by Tenant, which actions are subject to Landlord's approval, Landlord shall provide such approval upon presentation by Tenant of evidence reasonably satisfactory to Landlord that such barrier removal is reasonable in scope and nature in order for Tenant to fulfill its obligations under the ADA. To the extent any modifications or alternations by Tenant within the Leased Premises creates an obligation by Landlord to provide a "path of travel," the cost of creating such path of travel shall be paid entirely by Tenant.

         (c) Auxiliary Aids and Services. Landlord shall be responsible for providing any required "auxiliary aids and services" in the common areas of the Building. Tenant shall be responsible for providing any required auxiliary aids and services in the Leased Premises.

         (d) Nondiscrimination. Tenant shall comply with all of the nondiscrimination provisions of the ADA with respect to the Leased Premises and its business operations.

         SECTION 4.6 SURRENDER. On the last day of the term of this Lease, including any option term, or upon the sooner termination thereof, Tenant shall peaceably and quietly surrender the Leased Premises and all improvements thereon in the same condition as at the commencement of this Lease, in good order, condition and repair, fire and other unavoidable casualty, and reasonable wear and tear excepted. Except as provided in Section 3.5, all alterations, additions, improvements and fixtures which may be made or installed by either Landlord or Tenant upon the Leased Premises shall remain the property of Landlord and shall remain upon and be surrendered with the Leased Premises as a part thereof, without disturbance, molestation or injury at the termination of the term of this Lease, whether by the elapse of time or otherwise, all without compensation or credit to Tenant. Any personal property not removed shall be deemed abandoned and shall become the property of Landlord; provided, that the Landlord shall have the option to effect said removals and Tenant shall pay Landlord, on demand, the cost thereof, with interest at the rate of ten (10%) percent per annum from the date of such removal by Landlord, or the prime interest rate established by the Firstar Bank, N.A. or its successors or assigns, whichever is higher.

         If, prior to surrender of the premises or within twenty (20) days thereafter, Landlord so directs by written notice to Tenant, Tenant shall repair any damage occasioned by such removals or Tenant will pay to Landlord, on demand, the cost thereof with interest from the date of completion of such repairs by Landlord, at the rate specified in the immediately preceding paragraph of this Lease.

         The delivery to Landlord at the place then fixed for the payment of rent of the keys to the Leased Premises shall constitute surrender of the premises by Tenant and acceptance of the keys by Landlord shall constitute acceptance by Landlord of such surrender. Such acceptance by Landlord shall not constitute a waiver of any rights to recover damages under terms of this Lease. This method of surrender shall not be exclusive and shall be in addition to all other methods of surrender.

       Anything in this section to the contrary notwithstanding, at any termination of this Lease, Landlord shall have a lien upon all of the property of Tenant then located in or upon the Leased Premises to secure the payment of any amounts due from Tenant to Landlord by reason of this Lease or to secure the payment of damages, and Landlord may retain possession of such property until payment in full of said amounts. Said lien shall not be defeated by placing such property in storage. If Tenant has not redeemed said property within ninety (90) days after the termination of said Lease, Landlord may sell such property at public or private sale without further notice to Tenant, and shall apply in a reasonable manner determined by Landlord the proceeds of sale to reduce the amounts then owed from Tenant to Landlord.

                                    ARTICLE 5

                         COMMON USE AREAS AND FACILITIES

         SECTION 5.1 COMMON AREA. The Building is part of a planned multi-building development including Landlord's Property and the Expansion Property. This multi-building development is referred to herein as the "Project." As used herein, "common area" shall include all of those portions of the Building and Landlord's Property and portions of additional buildings and areas located on the Expansion Property and designated by Landlord as part of the Project which are designed for common use and benefit, exclusive of space designed for rental to Tenants for commercial purposes as the same may exist from time to time. Landlord reserves the right to construct additional buildings on the Expansion Property as part of the Project and include the costs of maintaining the common area of such buildings and property with the costs of the Building. Landlord also reserves the right to develop such additional buildings on the Expansion Property independent of the Building and not include the costs of maintaining the common area of such buildings with the costs of maintaining the common area of the Building. In the event Landlord does include the cost of maintaining the common area of one or more other buildings with the cost of maintaining the common area of the Building, the tenants of all buildings for which costs are included shall contribute to the costs of such maintenance on the same basis. The foregoing notwithstanding, reasonable and adequate access and parking shall be provided for the Leased Premises and Tenant's use and enjoyment of the Leased Premises shall not be materially adversely affected at all times.

         SECTION 5.2 USE OF COMMON AREA. Landlord hereby grants to Tenant, its employees, agents, customers and invitees, the nonexclusive right during the term of this Lease to use the common area, as such may from time to time be constituted, such use to be in common with Landlord and all tenants of the Project from time to time, their employees, agents, customers and invitees, except when the same are being repaired.

         SECTION 5.3 OPERATION AND MAINTENANCE. The common area shall at all times be subject to the exclusive control and management of Landlord and Landlord shall manage, operate, repair and maintain the common area and its facilities in a clean and sightly condition. The manner in which such area and facilities shall be maintained and the expenditures therefor shall be at the Landlord's sole discretion.

         SECTION 5.4 PREVENTING PUBLIC RIGHTS. If Landlord deems it necessary in order to prevent the acquisition of special rights, Landlord may from time to time close all or any portion of the common area or take such action as shall be reasonably appropriate for that purpose.

         SECTION 5.5 CHARGE FOR COMMON AREA AND FACILITIES. During the term of this Lease Tenant shall pay to Landlord an annual charge which shall be Tenant's pro rata share of the Landlord's actual cost of operating, repairing, and maintaining the common area and its facilities which shall include, but is not limited to parking areas, landscaped and vacant areas, area-ways, drives, walks, curbs, corridors, stairwells, gardens, sanitary and storm sewers, signs, public facilities (such as washrooms, drinking fountains and toilets), the cost of operating and repairing common area lighting, heating, ventilating and air conditioning systems, cleaning, painting, removing of snow, ice and debris, policing and inspecting, insurance for hazards and other risks, maintenance, including but not limited to such repair of paving, curbs, walkways, driveways, landscaping and drainage and lighting facilities as may be necessary from time to time to keep the same in good condition and repair, a reasonable allowance for the depreciation of maintenance equipment, a reasonable allowance for Landlord's overhead costs in conjunction with the foregoing, and all costs and expenses other than those of a capital nature, but excluding legal fees recovered by Tenant from Landlord in any litigation relating to this Lease. Landlord shall provide Tenant with an itemized statement of such costs upon request.

         SECTION 5.6 FORMULA FOR PRO RATA SHARE. The annual charge for common area maintenance and facilities shall be computed on the basis of twelve (12) consecutive calendar months commencing and ending on dates designated by the Landlord and shall be paid in advance in monthly installments on the first day of each calendar month in an amount estimated by Landlord. Within sixty (60) days after the end of each such twelve (12) month period, Landlord shall determine and furnish to Tenant a computation of the actual amount charged for such period; and the amounts so estimated and paid during such period shall be adjusted promptly (including adjustments on a pro rata basis for any partial such period at either end of the Lease term) by one party's paying to the other whatever amount is necessary to effectuate such adjustment.

         As of the commencement date, the Tenant's pro rata share of the Landlord's actual costs defined in this Article shall be that portion which the area in the Leased Premises bears to the total leasable area in the Building. After substantial completion of such additional buildings in the Project, or the Tenant's pro rata share of the Landlord's actual costs defined in this Article shall be that portion which the area in the Leased Premises bears to the total leasable area in all such buildings substantially completed.

         SECTION 5.7 BASIS FOR CHANGES. Changes in any particular floor area occurring during any calendar month shall be effective on the first day of the next succeeding calendar month and the amounts of any floor area in effect for the whole of any year shall be the average of the total amounts in effect on the first day of each calendar month in such year.

                                    ARTICLE 6

                                    INSURANCE

         SECTION 6.1 CASUALTY INSURANCE. Landlord shall at all times during the term of this Lease keep all improvements which are now or hereafter located on the Landlord's Property insured against loss or damage by fire and the extended coverage hazards at full insurance value with loss payable to Landlord, Landlord's mortgagee and such other parties as Landlord may designate, as their interests may appear.

         Tenant agrees to reimburse Landlord for its pro rata share of the cost of such insurance based upon that portion of the policy year during which this Lease is in effect. As of the commencement date, the Tenant's pro rata share of the Landlord's actual costs shall be that portion which the area in the Leased Premises bears to the total leasable area in the Building. After substantial completion of any such additional buildings in the Project, or the Tenant's pro rata share of the Landlord's actual costs shall be that portion which the area in the Leased Premises bears to the total leasable area in all such buildings substantially completed. Each month Tenant shall pay to Landlord an amount equal to one-twelfth (1/12) of its pro rata share of the estimated annual casualty insurance premium. Upon Landlord's receipt of any premium notice, Tenant shall upon demand make up any deficiency to the extent of its pro rata share.

         SECTION 6.2 PUBLIC LIABILITY INSURANCE. Landlord shall at all times during the term of this Lease keep in full force and effect a policy of public liability and property damage insurance with respect to the Landlord's Property and all business operated thereon, with limits of public liability not less than Dollars for injury or death in any one occurrence, and property damage liability insurance in the amount of Dollars. The policies shall name Landlord, Tenant and Landlord's mortgagees and the lessor on the underlying ground lease as co-insureds as their interests may appear. Upon written request by Tenant, Landlord shall provide the Tenant with evidence of such insurance, including identification of the Tenant as a co-insured. Landlord may from time to time during the term of this Lease increase the above stated coverage in its discretion. Tenant shall reimburse Landlord for its pro rata share of the cost of such insurance in the same manner as provided in Section 6.1 regarding casualty insurance.

         SECTION 6.3 TENANT'S CONTENTS. Tenant shall be responsible for obtaining such insurance as it may deem advisable for all property located in the Leased Premises. It is understood that the insurance carried by Landlord does not cover the risk of loss or damage to Tenant's property. Tenant waives any claim against Landlord and shall save Landlord harmless from any claim for loss or damage to contents, merchandise, fixtures, equipment or work done by Tenant regardless of the cause of any such damage or loss.

         SECTION 6.4 INCREASE IN FIRE INSURANCE. Tenant agrees that it will not keep or use, in or upon the Leased Premises any article which may be prohibited by the standard form fire insurance policy. If Tenant's use or occupancy causes any increase in premiums for fire or casualty insurance on the Landlord's Property, or the Leased Premises, or any part thereof, above the rate of the least hazardous type of occupancy legally permitted in the Leased Premises, Tenant shall pay the additional premium on such insurance. No part of such additional premium resulting from the use or occupancy of another tenant shall be charged to Tenant under Sections 6.1 and/or 6.2 of this Lease. The Tenant shall also pay in such event any additional premium on any rent insurance policy that may be carried by the Landlord for its protection against rent loss through fire or other casualty. Bills for such additional premiums shall be rendered by Landlord to Tenant at such times as Landlord may elect, and shall be due and payable by Tenant when rendered, and the amount thereof shall be deemed to be, and be paid as, additional rent.

         SECTION 6.5 HOLD HARMLESS. Landlord shall not be liable for any loss, injury, death, or damage to persons or property which at any time may be suffered or sustained by Tenant or by any person whosoever may at an time be using or occupying or visiting the Leased Premises or be in, on, or about the same, whether such loss, injury, death, or damage shall be caused by or in any way result from or arise out of any act, omission, or negligence of Tenant or of any occupant, subtenant, visitor, or user of any portion of the Leased Premises, or shall result from or be caused by any other matter or thing whether of the same kind as or of a different kind than the matters or things above set forth, and Tenant shall indemnify Landlord against all claims, liability, loss or damage whatsoever on account of any such loss, injury, death, or damage. Tenant shall indemnify Landlord against all claims, liability, loss or damage arising by reason of the negligence or misconduct of Tenant, its agents or employees. Tenant hereby waives all claims against Landlord for damages to the building and improvements that are now on or hereafter placed or built on the Landlord's Property and to the property of Tenant in, on, or about the Landlord's Property, and for injuries to persons or property in or about the Landlord's Property, from any cause arising at any time. The preceding sentences shall not apply to loss, injury, death, or damage arising by reason of the negligence or misconduct of Landlord, its agents, or employees.

         Tenant shall not be liable for any loss, injury, death, or damage to persons or property which at any time may be suffered or sustained by third parties, including Landlord's agents, employees or contractors, or whosoever may at any time be using or occupy or visiting portions of the Landlord's Property other than the Leased Premises, or be in, on, or about the same, to the extent such loss, injury, death, or damage shall be caused by or in any way result from or arise out of any act, omission, or negligence of Landlord, its agents, employees or contractors, or of any occupant, tenant, visitor, or user of any portion of the Landlord's Property, other than the Leased Premises, and Landlord shall indemnify Tenant against all claims, liability, loss, or damage whatsoever on account of any such loss, injury, death or damage. The preceding sentence shall not apply to loss, injury, death or damage to the extent caused by the negligence or misconduct of Tenant or its agents, employees or contractors.

         SECTION 6.6 WAIVER OF SUBROGATION. Landlord and Tenant hereby release each other from any and all liability or responsibility to the other (or to anyone claiming through or under them by way of subrogation or otherwise) for any loss or damage to property caused by fire or any of the extended coverage or supplementary insurance contract casualties, even if such fire or other casualty shall have been caused by the fault or negligence of the party or anyone for whom such party may be responsible, provided, however, that this release shall be applicable and in force and effect only in respect to loss or damage occurring during such time as the releaser's policies shall contain a clause or endorsement to the effect that any such release shall not adversely effect or impair or prejudice the right of the releaser to recover thereunder. Landlord and Tenant each agree that their policies will include such a clause or endorsement so long as the same is obtainable and if not obtainable, shall so advise the other in writing and such notice shall release both parties from the obligation to obtain such a clause or endorsement.

                                    ARTICLE 7

                         DESTRUCTION OF LEASED PREMISES

         SECTION 7.1 DESTRUCTION OF LEASED PREMISES. If the Building is damaged or partially destroyed by fire or other casualty to the extent of less than one-quarter (1/4) of the then cost of replacement thereof above foundation, the same shall be repaired as quickly as is practicable, by Landlord, except that the obligation of Landlord to rebuild shall be limited to repairing or rebuilding of Landlord's improvements. If the Building is so destroyed or damaged to the extent of one-quarter (1/4) or more of the then replacement cost thereof, then Landlord may elect not to repair or rebuild by giving notice in writing terminating this Lease, in which event this Lease shall be terminated as of the date of such notice.

         SECTION 7.2 REBUILDING BY LANDLORD. If Landlord shall undertake to restore or repair the Building, it shall initiate and pursue the necessary work with all reasonable dispatch, in a manner consistent with sound construction methods.

         SECTION 7.3 ABATEMENT OF RENT UPON DESTRUCTION OF PREMISES. If such damage or partial destruction renders the Leased Premises wholly untenantable, the base rent shall abate until the Leased Premises have been restored and rendered tenantable. If such damage or partial destruction renders the premises untenantable only in part, the base rent shall abate proportionately as to the portion of the Leased Premises rendered untenantable. Rent shall not abate under this section if the damage or destruction is caused by the negligence or misconduct of Tenant, its agents, employees, customers or invitees.

                                    ARTICLE 8

                             EFFECT OF CONDEMNATION

         SECTION 8.1 TOTAL CONDEMNATION. In the event that the Leased Premises or such part of the Leased Premises as will render the remainder untenantable, shall be appropriated or taken under the power of eminent domain by any public or quasi-public authority, this Lease shall terminate and expire as of the date of taking.

         SECTION 8.2 PARTIAL CONDEMNATION. In the event of partial condemnation, not rendering the remainder of the Leased Premises untenantable or significantly impairing the operation of

Tenant's business, this Lease shall remain in full force and effect, with the exception that the base rent shall be reduced in proportion to the area of the Leased Premises lost by condemnation.

         SECTION 8.3 LANDLORD'S DAMAGES. In the event of any condemnation or taking, whether whole or partial, the Tenant shall not be entitled to any part of the award paid for such condemnation and Landlord is to receive the full amount of such award, the Tenant hereby expressly waiving any rights or claim to any part thereof.

         SECTION 8.4 TENANT'S DAMAGES. Although all damages in the event of any condemnation are to belong to the Landlord whether such damages are awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises, Tenant shall have the right to claim and recover from the condemning authority, but not from Landlord, such compensation as may be separately awarded or recoverable by Tenant in Tenant's own right on account of any and all damage to Tenant's business by reason of the condemnation, and for or on account of any cost or loss to which Tenant might be put in removing Tenant's property.

                                    ARTICLE 9

                                    REMEDIES

         SECTION 9.1 EVENTS OF DEFAULT BY TENANT. Upon the failure by Tenant to pay rent when due, Landlord may terminate this Lease or Tenant's right to use and occupy the Leased Premises by ten (10) days' written notice to Tenant unless Tenant within such ten (10) days pays all rent due. Upon the happening of any one or more of the following events: (a) the levying of a writ of execution or attachment on or against the property of Tenant; (b) the taking of any action for the voluntary dissolution of Tenant; (c) the commencement of a mechanic's lien foreclosure action against Tenant as a result of a mechanic's lien or claim therefor against the land or Building of which the Leased Premises are a part; and (d) the failure of Tenant to perform any other of the terms, provisions, and covenants of this Lease, Landlord may terminate this Lease or Tenant's right to use and occupy the Leased Premises by thirty (30) days' written notice to Tenant unless Tenant, within such thirty
(30) day period, cures the specified default or, if the default is of a character which cannot be cured within thirty (30) days, the Tenant commences and diligently pursues the cure of such default within thirty (30) days.

         SECTION 9.2 RE-ENTRY BY LANDLORD. Upon such termination of the Lease or termination of Tenant's right to use and occupy the Leased Premises as aforesaid, or if Tenant at any time during the term of this Lease vacates the premises or ceases operating said business in the entire or any appreciable part of the Leased Premises, except for causes beyond its control, Landlord may reenter the Leased Premises.

         SECTION 9.3 RIGHT TO RELET. Should Landlord elect to reenter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Leased Premises, and relet the Leased Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals upon such other terms and conditions as Landlord in its sole discretion may deem advisable upon each such reletting. All rentals received by the Landlord from such reletting shall be applied, first, to the payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such alterations and repairs; third, to the payment of rent due and unpaid future rent as the same may become due and payable hereunder. If such rentals received from such reletting during the month be less than that to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of said premises by Landlord shall be construed as an election in its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time reenter or terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Leased Premises and reasonable attorney's fees. All of which amounts shall be immediately due and payable from Tenant to Landlord.

         SECTION 9.4 PARTIES MAY REMEDY DEFAULTS. In the event of any breach hereunder by either party, and in lieu of Landlord's terminating this Lease as herein provided, Landlord or Tenant respectively may immediately or at any time thereafter, after having given the other party the requisite notice to correct the same and that time for such correction having elapsed, cure such breach for the account and at the expense of the other party. If Landlord or Tenant at any time, by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money, or incurs any expense, including reasonable attorney's fees, in instituting or prosecuting any action or proceeding to enforce such party's rights hereunder, the sum or sums so paid or incurred by such party, if paid or incurred by Landlord, shall be deemed to be additional rent hereunder and shall be due from Tenant to Landlord on the first day of the month following the payment of such respective sums, and if paid or incurred by Tenant, shall be due and payable by Landlord on demand without interest. This option given to the parties is intended for their protection and its existence shall not release the parties from the obligation to perform the terms and covenants herein provided to be performed by the respective parties or deprive Landlord of any legal rights which it may have by reason of any default of Tenant.

         SECTION 9.5 LANDLORD'S REMEDIES: LIQUIDATED DAMAGES. In the event that at any time, whether before or after the commencement of the term hereof, a bankruptcy petition shall be filed by Tenant or against Tenant and Tenant shall thereafter be adjudicated a bankrupt, or such petition shall be approved by the court, in any court or pursuant to any statute either of the United States or of any State, whether in bankruptcy, insolvency, for reorganization under Chapter XI or XIII of the Bankruptcy Act or under any other provisions of the Bankruptcy Act, or under the provisions of any law of like impact, for the appointment of a receiver or trustee of Tenant or for the property of Tenant, or if Tenant shall make an assignment of Tenant's property for the benefit of its creditors, or if proceedings are instituted in a court of competent jurisdiction for the reorganization, liquidation or involuntary dissolution of Tenant, then immediately upon the happening of any such event, and without any entry or other act by Landlord, this Lease and the term and estate hereby granted (whether or not the term shall therefore have commenced) shall expire, terminate and come to an end in the same manner and with the same force and effect as if the date of such occurrence were the date hereinbefore fixed for the expiration of the term hereof. In the event of the termination of the term hereof by the happening of any such event, Landlord shall forthwith upon such termination, and any other provisions of this Lease to the contrary notwithstanding, become entitled to recover as and for liquidated damages caused by such breach of the provisions of this Lease an amount equal to the difference between the then cash value of the rent reserved hereunder for the unexpired portion of the demised term and the then cash rental value of the Leased Premises for such unexpired portion of the term hereby demised unless the statute which governs or shall govern the proceeding in which such damages are to be provided limits or shall be entitled to prove as and for liquidated damages an amount equal to that allowed by or under such statute. The provision of this paragraph shall be without prejudice to Landlord's right to prove in full damages for rent accrued prior to the termination of this Lease but not paid. This provision of this Lease shall be without prejudice of any rights given Landlord by any pertinent statute to prove any amounts allowed thereby. In making such computation, the then cash rental value of the Leased Premises shall be deemed prima facie to be the rent realized upon any reletting, if such reletting can be accomplished by Landlord within a reasonable time after such a termination of this Lease.

         SECTION 9.6 EXPENSES OF LANDLORD. Upon the occurrence of an event of default, notwithstanding anything herein to the contrary and whether or not Landlord terminates this Lease, Tenant shall promptly, upon request, reimburse Landlord for all costs and expenses reasonably incurred in enforcing this Lease, including reasonable attorneys' fees.

         SECTION 9.7 WAIVER OF REDEMPTION. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed for any cause, or in the event of Landlord's obtaining possession of the Leased Premises, by reason for the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

         SECTION 9.8 DEFAULTS OF LANDLORD. Should Landlord be in default under the terms of this Lease, Landlord shall cure such default within thirty (30) days after written notice of such default from Tenant, or in the event such default is of such a character as to require more than thirty (30) days to cure, Landlord shall use due diligence to cure such default.

         SECTION 9.9 RIGHTS CUMULATIVE. All rights and remedies of Landlord and Tenant herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by Law, and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.


                                   ARTICLE 10

                                  MISCELLANEOUS

         SECTION 10.1 SUBORDINATION. At Landlord's option, this Lease shall be subordinated to any existing mortgages covering the Leased Premises, any extension or renewal thereof, or to any new mortgages which may be placed thereon from time to time, provided, however, anything to the contrary contained herein notwithstanding, every such mortgage shall contain a provision that the mortgagee shall recognize the validity of this Lease in the event of foreclosure of the Landlord's interest so long as Tenant shall not be in default under the terms of this Lease. Tenant shall execute whatever instruments may be required to effect such subordination.

         SECTION 10.2 SALE OF LANDLORD'S INTEREST. Prior to a transfer by Landlord of its interest in the Premises and this Lease, the following shall occur:

         (a) First Right. In the event Landlord determines to dispose of its interest in the Premises and this Lease, Landlord shall notify Tenant in writing of its intention and shall offer to sell the Premises to Tenant at the price and on terms stated in such notice. Tenant shall have sixty (60) days in which to accept or decline such offer. If

                  Tenant fails to accept Landlord's offer in writing within such period, Landlord may then sell the Premises, subject to (b) below, to a third party.

         (b) Right of First Refusal. In the event Landlord shall receive from a third party at any time during the term of this Lease, or any extension thereof, a bona fide offer to purchase the Building or Landlord's Property, which offer Landlord desires to accept, Landlord shall promptly give to Tenant notice thereof accompanied by an affidavit setting out the full terms of such offer and Landlord's desire to sell for the price and on the terms offered. Tenant shall have the right of first refusal to purchase the property described in such offer at such price and on such terms. Tenant may exercise said right of first refusal by giving Landlord written notice of Tenant's election to do so within sixty (60) days of Tenant's receipt of said notice and affidavit. If Tenant shall not so elect within said period of sixty (60) days, Landlord may then sell the property described in the offer, subject to this Lease, but excluding this right of first refusal, to such third party on the terms and conditions and for the price set forth in the said notice and affidavit to Tenant. Landlord shall complete such sale within 180 days of the date of the notice and affidavit or the terms of this paragraph (b) shall apply again to such sale.

         (c)      Scope and Limitations. The rights of Tenant in this Section
                  10.2 shall be cumulative and consecutive. Tenant's first right and right of first refusal shall only apply to a separate and individual transfer of the Building to an unrelated third party not affiliated or in anyway benefiting the University of Wisconsin. Tenant's right of first refusal and first right shall not apply to a transfer necessary to maintain

                  Landlord's tax exempt status, or as part of a transfer of all or substantially all of Landlord's interest in all land in the University Research Park. However, any subsequent transfer not to such an entity or not for a similar purpose shall be subject to Tenant's rights.

         (d) Effect of Sale. Upon any sale, transfer or conveyances, Landlord shall cease to be liable under any covenant, condition or obligation imposed upon it by this Lease, or any of the terms and provisions thereof; provided, however, that any such sale, transfer or conveyance not to Tenant shall be subject to this Lease and that all of the Landlord's covenants and obligations contained herein shall be binding upon the subsequent owner or owners thereof; and provided further that such transferee from Landlord shall in writing assume the obligations of Landlord hereunder.

         SECTION 10.3 OFFSET STATEMENT. Within ten (10) days after request therefor by Landlord, or in the event that upon any sale, assignment or hypothecation of the Leased Premises and/or all or any portion(s) of the Landlord's Property by Landlord an offset statement shall be required by Tenant; Tenant agrees to deliver in recordable form a certificate to any proposed mortgagee or purchaser, or to Landlord, certifying (if such be the case) that this Lease is in full force and effect and that there are no defenses or offsets thereto, or stating those claimed by Tenant.

         SECTION 10.4 ATTORNMENT. Tenant shall, in the event any proceedings are brought for the foreclosure of, or in the event of exercise of the power or sale under any mortgage made by the Landlord covering the Leased Premises, attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

         SECTION 10.5 RECORDING. Tenant shall not record this Lease without the written consent of Landlord; however, upon the request of either party hereto the other party shall join in the execution of memorandum or so called "short form" of this Lease for the purpose of recordation. Said memorandum or short form of this Lease shall describe the parties, the Leased Premises and the term of this Lease and shall incorporate this Lease by reference.

         SECTION 10.6 EXCAVATIONS. In case any excavation shall be made for buildings or improvements or for any other purpose upon the land adjacent to or near the Leased Premises, Tenant will afford to Landlord, or the person or persons, firms or corporations causing or making such excavation, license to enter upon the Leased Premises for the purpose of doing such work as Landlord or such person or persons, firms or corporations shall deem to be necessary to preserve the walls or structures of the building from injury, and to protect the building by proper securing of foundations. Insofar as Landlord may have control over the same, all such work shall be done in a manner as will not materially interfere with the operation of Tenant's business in the Leased Premises.

         SECTION 10.7 ACCESS TO PREMISES. . Landlord reserves for itself and the landlord under the underlying ground lease, the right to enter upon the Leased Premises at all reasonable hours, upon reasonable advance notice, for the purpose of inspecting the same, or of making repairs, additions or alterations to the building in which the Leased Premises are located, to exhibit the Leased Premises to prospective tenants, purchasers or others, to display during the last ninety (90) days of the term, without hindrance or molestation by Tenant, "For Rent" or similar signs on the exterior of the Leased Premises. The exercise by Landlord of any of its rights under this provision shall not be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises.

         SECTION 10.8 QUIET ENJOYMENT. If and so long as Tenant pays the rent reserved by this Lease and performs and observes all of the covenants and provisions hereof, Tenant shall quietly enjoy the Leased Premises, subject, however, to the terms of this Lease.

         SECTION 10.9 NOTICES. Any notice required or permitted under this Lease shall be deemed sufficiently given or served if sent by certified mail to Tenant at the address of the Leased Premises, and to Landlord at its office or such other place as it may designate in writing, and either party may by like written notice at any time and from time to time designate a different address to which notices shall subsequently be sent. Notices given in accordance with these provisions shall be deemed received when mailed.

         SECTION 10.10 HOLDING OVER. In the event Tenant remains in possession of the Leased Premises after the expiration of this Lease and without the execution of a new Lease, it shall be deemed to be occupying said premises as a Tenant from month-to-month, subject to all conditions, provisions and obligations of this Lease insofar as the same are applicable to a month-to-month tenancy. Nothing in this section shall operate to preclude Landlord from removing Tenant from the Leased Premises upon the expiration of this Lease.

         SECTION 10.11 CONSENTS BY LANDLORD. Whenever under this Lease provision is made for Tenant securing the written consent or approval of Landlord, such consent or approval will not be unreasonably withheld.

         SECTION 10.12 SUCCESSORS AND ASSIGNS. The terms, covenants and conditions hereof shall be binding upon and inure to the successors in interest and assigns of the parties hereto.

         SECTION 10.13 GOVERNMENTAL REGULATIONS. Tenant shall, at Tenant's sole cost and expense, comply with all of the requirements of all city, county, municipal, state, federal and other applicable governmental authorities, now in force, or which may hereafter be in force, pertaining to signs, installations, repairs and business operations in the Leased Premises and shall faithfully observe all statutes now in force or which may hereafter be in force.

         SECTION 10.14 CERTAIN EXPENSES OF LANDLORD. Any out-of-pocket expenses reasonably incurred by Landlord for purposes of considering or acting upon any request for consent or waiver under, or modification of, any of the provisions of this Lease, including reasonable attorney's fees, shall be promptly reimbursed by Tenant upon Landlord's request.

         SECTION 10.15 FORCE MAJEURE. In the event that either Landlord or Tenant shall be delayed or hindered in or prevented from the performance of any act required hereunder by reason of strikes, lock outs, labor disputes, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war or other reason of a like nature not attributable to the negligence or fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the unavoidable delay and the period for the performance of any such act shall be extended for an equivalent period. Provided, however, that this provision shall not operate to excuse Tenant from the timely payment of rent and other payments required by the terms of this Lease.

         SECTION 10.16 GENERAL. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, it being expressly understood and agreed that neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship between Landlord and Tenant other than the relationship of landlord and tenant. No waiver of any default of Tenant or Landlord hereunder shall be implied from any omission by Landlord or Tenant any action on account of such default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers of any covenant, term or condition of this Lease by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or conditions. The consent or approval by Landlord to or of any act by Tenant requiring the Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant. The invalidity or unenforceability of any provision hereof shall not affect or impair any provision. The plural sense where there is more than one tenant and to either corporations, associations, partnership or individuals, male or females, shall in all instances be assumed as though in each case fully expressed. The laws of the State of Wisconsin shall govern the validity, performance and enforcement of this Lease. The submission of this Lease for examination does not constitute a reservation of or option for the Leased Premises and this Lease becomes effective as a Lease only upon execution and delivery thereof by Landlord and by Tenant. The headings contained herein are for convenience only and do not define, limit or construe the contents of the provisions hereof. All negotiations, representations and understandings between the parties are incorporated herein and may be modified or altered only by agreement in writing between the parties.

         SECTION 10.17 EFFECT OF GROUND LEASE. Tenant acknowledges that Landlord is presently leasing Landlord's Property under a ground lease having a term equal to or greater than the term of this Lease. Tenant further acknowledges that all of its rights under this Lease are specifically subordinate to the rights of the landlord named in said ground lease and its successors and assigns.

                                   ARTICLE 11

                                   ATTACHMENTS

         SECTION 11.1 ATTACHMENTS. The following are attached hereto and made a part hereof with the same force and effect as if set forth in full herein:

         Exhibit A:        Legal Description of Landlord's Property.

         Exhibit A-1:      Legal Description of Expansion Property

         Exhibit B:        Location of Building

         Exhibit C:        Rent Schedule

         Exhibit D:        Rules and Regulations.

LANDLORD:                                    TENANT:
UNIVERSITY RESEARCH PARK                     THIRD WAVE TECHNOLOGIES, INC.
FACILITIES CORP.

By:                                           By:
   -------------------------------------         -------------------------------
         Mark D. Bugher,
         Assistant Secretary/Treasurer        Title:
                                                    ----------------------------

Date:                                         Dated:
     -----------------------------------            ----------------------------

                                    EXHIBIT A

                    LEGAL DESCRIPTION OF LANDLORD'S PROPERTY


Lots 32, 33 and 34, University Research Park University of Wisconsin-Madison Second Addition recorded in Volume 57-39B of Plats Pages 146-150 Dane County Registry located in the NW 1/4 of Section 30, T7N, R9E, City of Madison, Dane County, Wisconsin, (Containing 498,733 square feet)

                                   EXHIBIT A-1
                     LEGAL DESCRIPTION OF EXPANSION PROPERTY


               Up to 5 acres of Parcel E as shown on Attachment A.

                                    EXHIBIT B

                                    LOCATION


                              Please see attached.

                                    EXHIBIT C

                                  RENT SCHEDULE


                              Please see attached.

                                    EXHIBIT D

                              RULES AND REGULATIONS


                                  None adopted.